SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

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Check the appropriate box:
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     RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
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              (Name of Registrant as Specified in its Charter)

                                    N/A
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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Following is the text of a press release issued by ICN Pharmaceuticals,
Inc. on May 23, 2002.


ICN SAYS NEW DIRECTORS APPROVED MANAGEMENT SLATE

COSTA MESA, Calif., May 23 /PRNewswire-FirstCall/ -- ICN Pharmaceuticals (NYSE: ICN - News) said today that the company was disappointed by a dissident shareholder filing stating that last year's three shareholder-nominated directors intended to support the dissident slate in this year's proxy contest in letters to the dissidents dated April 30, 2002. ICN's board unanimously approved management's slate of directors on May 2, 2002.

"We have worked hard and in good faith to integrate the new directors into board governance," said Milan Panic, Chairman and CEO of ICN. "They all serve on committees of importance, they all approved the company's slate of directors and they all approved our proxy statement, as it was filed this year, a mere two days after they signed the letter to the dissidents."

ICN is an innovative, research-based global pharmaceutical company that manufactures, markets and distributes a broad range of prescription and non-prescription pharmaceuticals, and devices under the ICN brand name. Its research and new product development focuses on innovative treatments for dermatology, oncology and hepatology.

Additional information is also available on the Company's Web site at http://www.icnpharm.com .

THE SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains forward-looking statements that involve risks and uncertainties, including but not limited to, projections of future sales, operating income, returns on invested assets, regulatory approval processes, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings. It also assumes that the Company's operations are not adversely affected by any disruption that may be caused by the pending proxy contest.

For further information please contact Investors, Joe Schepers, +1-212-754-4422, or Mariann Ohanesian, +1-714-545-0100, ext. 3230, or
Media, Alan Charles, +1-714-545-0100, ext. 3013, all of ICN
Pharmaceuticals.